Goldman Sachs US Financial Services Conference 2009 December 8, 2009 Exhibit 99.1

Forward Looking Statements
The information contained in this presentation may include forward-looking statements which reflect Regions' current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides a “safe harbor” for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements.  For these statements, we, together with our subsidiaries, claim the protection afforded by the safe harbor in the Act.  Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments.  Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made.  Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements.  These risks, uncertainties and other factors include, but are not limited to, those described below:
›
In October 2008 Congress enacted and the President signed into law the Emergency Economic Stabilization Act of 2008, and on February 17, 2009 the
American Recovery and Reinvestment Act of 2009 was signed into law. Additionally, the Department of the U.S. Treasury and federal banking regulators are implementing a number of programs to address capital and liquidity issues in the banking system, and may announce additional programs in the future, all of which may have significant effects on Regions and the financial services industry, the exact nature and extent of which cannot be determined at this time.
›
The impact of compensation and other restrictions imposed under the Troubled Asset Relief Program (“TARP”) until Regions is able to repay the outstanding preferred stock issued under the TARP.
›
Possible additional loan losses and impairment of goodwill, other intangibles and valuation allowances on deferred tax assets and the impact on earnings and capital.
›
Possible changes in interest rates may affect funding costs and reduce earning asset yields, thus reducing margins.
›
Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular.
›
Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.
›
Possible changes in trade, monetary and fiscal policies, laws and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on business.
›
The current stresses in the financial and real estate markets, including possible continued deterioration in property values.
›
Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions' business.
›
Regions' ability to achieve the earnings expectations related to businesses that have been acquired or that may be acquired in the future.
›
Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
›
Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions'
customers and potential customers.
›
Regions' ability to keep pace with technological changes.
›
Regions' ability to effectively manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, and regulatory and compliance risk.
›
The cost and other effects of material contingencies, including litigation contingencies.
›
The effects of increased competition from both banks and non-banks.
›
The effects of geopolitical instability and risks such as terrorist attacks.
›
Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
›
The effects of weather and natural disasters such as droughts and hurricanes.
The foregoing list of factors is not exhaustive; for discussion of these and other risks that may cause actual results to differ from expectations, please look under the captions “Forward-Looking Statements” and “Risk Factors” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2008 and Forms 10-Q for the quarters ended March 31, 2009 (as amended) June 30, 2009 and September 30, 2009, as on file with the Securities and Exchange Commission.
The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.

Strong Fundamentals Overshadowed by
Credit Quality Issues
›
Actively improving the risk profile of the balance sheet
›
Solid capital position and loan loss reserves
›
Strong fundamentals
›
Geographically diversified franchise
›
“Top Quartile” customer satisfaction
›
Growing customer relationships
›
Strong and improving share in core markets
›
Improving earnings power

Significant Actions to Reduce Risk in Challenging Times
›
Early exit of EquiFirst (subprime
originations)
›
Aggressively reduced high risk
Commercial Real Estate
exposure
›
Sold or moved to held for sale
$2.4 bn of problem assets
›
Established a comprehensive
Customer Assistance Program to
manage home equity exposures
›
Instituted moratoriums on higher
risk asset classes (Land and
Lots, Condominiums, Retail CRE,
etc.)
›
Enhanced the credit process
What we have
done
What we never
did
›
Brokered Loans
›
Option ARMs
›
Negative Amortization Loans
›
Structured Investment Vehicles
(SIVs)
›
CDO’s

Elevated Losses but an Active Disposition Program
4Q08 1Q09 2Q09
(in millions)
$   $   $   $
Net Charge-offs
CRE Valuation Losses 124 92 129 191
Sales/Transfer to HFS 466 41 36 128
Commercial Real Estate 13 24 39 45
Other Commercial 67 70 99 136
Consumer Real Estate 95 134 164 150
Other Consumer 31 29 24 30
Total Net Charge-offs 796 390 491 680
Provision Over Net Charge-Offs 354 35 421 345
Loan Loss Provision 1,150 425 912 1,025
Net Loss / (Gain) - HFS Sales 10 (4) (2) 1
HFS Write-downs
(1)
- - 5 9
OREO expense 32 25 24 61
Total Credit Costs 1,192 446 939 1,096
(1)
Reflects write-downs subsequent to initial move to held for sale and write-downs upon transfer to OREO
3Q09

Active Asset Management Leads to Slowing Inflows
›
Inflow mix changing – homebuilders flattening; condos declining; income producing CRE increasing
›
Income producing properties have some level of cash flows – greater ability to restructure
›
NPAs contain $335 million of currently paying loans
$ Millions
Net NPA Change down 41%
2Q09 to 3Q09
-$500
$0
$500
$1,000
$1,500
$2,000
4Q08 1Q09 2Q09 3Q09
Net NPA Change Gross NPA Additions

Total Loan Portfolio
$92.7bn
Commercial
and Industrial
$21.9bn / 24%
Owner
Occupied
Real Estate
$13.0bn / 14%
3Q09 losses
0.57%
Investor
Real Estate
$22.8bn
24%
Residential
First Mortgage
$15.5bn / 17%
Indirect
$2.8bn / 3%
Direct and
Other
$1.1bn
1%
Home
Equity
$15.6bn
17%
›
Reduced by $3 billion, or 12%, since 2006
›
Land/Single Family/Condo down $5.8bn
›
Well diversified by Property Type
›
Excluding Business and Community, portfolio
comprises 21% of total portfolio
›
Our goal is to further reduce this segment to
no more than 15% of total portfolio
Land
$3.4bn / 15%
Single Family
$2.3bn / 10%
Condo - $0.7bn / 3%
Hotel - $1.1bn / 5%
Industrial - $1.5bn / 7%
Office
$3.0bn / 13%
Retail
$4.3bn / 19%
Multi Family
$5.1bn / 22%
Other - $1.4bn / 6%
$3.3bn is Business
and Community
Banking which is
based on borrower
strength and
performs more like
our C&I portfolio.
3Q09 losses were
0.45%.
Investor Real Estate $22.8bn

Investor Real Estate Portfolio is Well Diversified
24% of Total Portfolio*
# of Loans
25,297
3,148
397
80
0
5,000
10,000
15,000
20,000
25,000
30,000
<$1MM $1MM-10MM $10MM-
25MM
$25MM +
$789 Thousand Average Loan Balance
Other**
$2.9bn / 13%
FL
$5.4bn / 24%
GA
$2.5bn / 11%
TX
$2.3bn / 10%
AL
$2.1bn / 9%
TN
$1.8bn / 8%
NC
$1.4bn / 6%
LA - $0.9bn / 4%
SC - $0.9bn / 4%
IL - $0.7bn / 3%
AR - $0.5bn / 2%
Loan Size
Geography
* 21% of Total Portfolio excluding Business and Community Banking ($3.3bn) which is based on borrower strength and performs more like our C&I portfolio.
** Other includes states with exposure of less than 2%
IN - $0.5bn / 2%
MS - $0.5bn / 2%
VA - $0.4bn / 2%

Multi Family Properties:  Geographic Diversification and
Lower Loss Severity
Land
$3.4bn / 15%
Single Family
$2.3bn / 10%
Condo
$0.7bn / 3%
Hotel
$1.1bn / 5%
Industrial
$1.5bn / 7%
Office
$3.0bn / 13%
Retail
$4.3bn / 19%
Multi Family
$5.1bn
22%
Other
$1.4bn / 6%
0
600
1,200
1,800
<$1MM $1MM-
10MM
$10MM-
25MM
$25MM+
$2.4 Million Average Loan Balance
Other*
$1.0.bn / 19%
TX
$1.0bn / 19%
FL
$0.7bn / 14%
GA
$0.5bn / 11%
TN
$0.3bn / 7%
LA - $0.3bn / 6%
AL
$0.3bn / 6%
NC - $0.3bn / 5%
SC - $0.2bn / 4%
IN - $0.2bn / 3%
MO - $0.1bn / 2%
1,495
437
133
39
# of Loans
Investor Real Estate
VA - $0.1bn / 2%
IA - $0.1bn / 2%
*Other includes states with
exposure of less than 2%

7.88
12.15
RF
Tier 1
T1C
Regions’ Capital Levels Strong and Comparable to
Peers
Peers include: BAC, BBT, CMA, FITB, KEY, MI, PNC, STI, USB, WFC; MTB; Capital ratios as of September 30, 2009
Source: SNL and Company Reports

REGIONS

IA
IL
IN
MO
KY
VA
NC
AR
SC
TX
MS
AL
GA
LA
FL

Diversified Southeastern Franchise › Strategically important position across a number of Southeastern markets Regions Morgan Keegan Insurance Offices 1,895 339 31

Morgan Keegan
-
Leading Regional
Retail Brokerage, Investment
Banking and Financial Services
Company
Morgan Keegan Highlights
›
1,276 Financial Advisors
›
339 Offices in 19 States
›
$75 billion of customer assets
›
$69 billion of trust assets
›
$69 million assets per
financial advisor
›
$3.6 billion of new brokerage
assets added this year
›
Revenues of $1.3 billion in
2008; $945 million 3Q09 YTD
Morgan Keegan Branches

Outstanding Customer Loyalty Drives Growth
Loyalty Score
48
50
52
54
56
58
60
62
64
66
May-
08
J J A S O N D J F M A M J J A Sep-
09
Gallup’s 75th Percentile
Gallup’s 50th Percentile
Regions
Percent
Highly Loyal
Gallup’s 90th Percentile

Outstanding Small Business Results
› #1 Largest Small Business Lender*
~ Small Business Association
* Among U.S. conventional bank small business lenders
› Customer satisfaction ranking rises to #5; moved up
more than any bank surveyed
~ J.D. Power & Associates

Record Checking Sales Up 29% Year over Year 0 20,000 40,000 60,000 80,000 100,000 Jan Feb Mar Apr May Jun Jul Aug Sep 2008 2009

Strong Account Growth and High Customer Retention Lead to
Rising Low-Cost Deposits and Lower Overall Funding Cost
$50.0
$55.0
$60.0
$65.0
Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09
1.00
1.10
1.20
1.30
1.40
1.50
1.60
1.70
1.80
1.90
Low-Cost Deposits Total Deposit Costs
11.2% year over year
growth in low cost
deposits

Result = Strong and Improving
Market Share
Note: Based on June 30, 2009 FDIC data per SNL.  Adjusted for brokered deposits in MS and GA.
State Dep. ($B) Rank
AL 18.9 20% 23% 1
FL 17.4 19 4 4
TN 17.3 18 16 1
LA 7.3 8 9 3
MS 7.0 7 16 1
GA 6.4 7 4 6
AR 4.6 5 9 2
TX 3.7 4 1 16
IL 2.7 3 1 24
MO 2.5 3 2 9
IN 2.4 3 3 9
Other 3.5 4 - -
% of Total Mkt. Share

Improving Earnings Power › Disciplined Approach to Net Interest Income and Margin Improvement › Non-interest Revenue Initiatives › Focus on Improving Efficiency and Effectiveness

Well Positioned for Eventual Rising Rate Environment
1.00
1.50
2.00
2.50
3.00
3.50
Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09
Net Interest Margin Deposit Costs
›
Asset sensitive balance
sheet will prove
beneficial as rates
begin to rise
›
Continued non-interest
bearing deposit growth
benefiting margin
›
Loan and deposit
pricing improvements
having a positive
influence
11 basis point
linked quarter rise

Source:  Standard & Poor’s
Regions Now Outperforming Peers in Commercial
Loan Pricing
100
150
200
250
300
350
400
Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09
Regions Market
(1) Prime spreads were converted to the LIBOR-equivalent using an assumed differential of 275 bps.  Spreads are weighted by outstandings.  Going on Spreads do not include the impact of
Fees or rate floors.

Credit Available, but Demand Remains Soft
$25.0
$24.9
$24.5
$25.5
48.9%
47.5%
45.4%
42.8%
$-
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
Dec Mar Jun Sep
40%
42%
44%
46%
48%
50%
52%
Commitments Utilization Rate
› Commitment levels remain high
› Utilization rates reflect weaker demand
› Small Business trending similar to Commercial
(Dollars in billions)
Commercial

Non-interest Revenue Initiatives › Morgan Keegan › Checkcard / Merchant › Mortgage › Treasury Management › Capital Markets

Focus on Improving Efficiency and Effectiveness › Staffing › Occupancy › Branch Consolidation › Legal Fees › Telecom › Discretionary Spending

Successfully Positioning for the Economic
Turnaround
›
Active and effective approach to resolving credit issues
›
Ample capital and reserves to weather the economic
cycle
›
Outstanding customer satisfaction underpinning strong
and improving account growth and market share
›
Earnings power improvements in place with more in the
works